UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 15, 2006

                          JoS. A. Bank Clothiers, Inc.
             (Exact name of registrant as specified in its charter)



          Delaware                 0-23874               36-3189198
(State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)          File Number)        Identification No.)



                  500 Hanover Pike                           21074
                 Hampstead, Maryland
      (Address of principal executive offices)            (Zip Code)



        Registrant's telephone number, including area code (410) 239-2700


         (Former name or former address, if changed since last report)




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On September 15, 2006, JoS. A. Bank Clothiers, Inc. issued a press release (the "Press Release") in which the Company announced, among other things, it will deliver a presentation on behalf of the Company at the CL King Best Ideas Conference on Tuesday, September 19, 2006. A copy of the Press Release is attached as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number            Description
-------           -----------
99.1              Press Release dated September 15, 2006

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           JoS. A. Bank
                                           Clothiers, Inc.
                                           (Registrant)

                              By: /s/ Robert N. Wildrick
                              ------------------------------------
                              Robert N. Wildrick
                              Chief Executive Officer and Director

Dated:  September 15, 2006

EXHIBIT INDEX

Exhibit
Number            Description
-------           --------------------------------------
99.1              Press Release dated September 15, 2006